Summary of principal accounting policies - Restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Summary of principal accounting policies
Cash and cash equivalents	¥ 588,644	$ 82,909	¥ 948,773
Restricted cash	173,246	24,401	14,608
Long-term restricted cash	20,000	2,817	21,000
Total	¥ 781,890	$ 110,127	¥ 984,381	$ 138,647	¥ 1,336,595	¥ 1,303,501